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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (Date of Earliest Event Reported): June 21, 2000 (June 15, 2000)



                                 NAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                       0-21419                 23-2753988
 ---------------------------      ----------------------     ------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

           1010 Northern Boulevard
             Great Neck, New York                                    11021
             --------------------                                    -----
 (Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (516) 829-4343


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Item 5.  Other Events.

Name Change

         Pursuant to stockholder authorization, NAM Corporation (the Company) filed a Certificate of Amendment to its Certificate of Incorporation, changing the name of the Company to clickNsettle.com, Inc. As part of this change, the trading symbols for the Common Stock and Warrants, as quoted on the NASDAQ SmallCap Market, changed from NAMC and NAMCW respectively to CLIK and CLIKW. The new CUSIP number for the Common Stock is 18682E-106. The new CUSIP number for the warrants is 18682E-114. The effective date of the amendment is June 15, 2000. All new share certificates issued by the Company will be printed with the new name. Those stockholders who submit their certificates for exchange will receive new share certificates with the new corporate name.





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Item 7.  Exhibits.

                                  EXHIBIT LIST


Exhibit Number       Description

     4.1 Certificate of Amendment of Certificate of Incorporation of NAM Corporation, as filed with the Secretary of the State of Delaware on June 15, 2000 *



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* Filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                        NAM CORPORATION


                        By: /s/ Roy Israel
                            -----------------------------------------------
                            Name:  Roy Israel
                            Title: Chief Executive Officer and President



                        By: /s/ Patricia Giuliani-Rheaume
                            -----------------------------------------------
                            Name:  Patricia Giuliani-Rheaume
                            Title: Chief Financial Officer and Vice President


Date: June 21, 2000